As filed with the Securities and Exchange Commission on February 27, 2020

Registration Nos. 333-231401 - 333-231401-15

333-225681 - 333-225681-14

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1 to

Form F-4 Registration Statement Nos. 333-231401 - 333-231401-15

Post-Effective Amendment No. 1 to

Form F-4 Registration Statement Nos. 333-225681 - 333-225681-14

Under

THE SECURITIES ACT OF 1933

Seaspan Corporation*

(Exact name of registrant as specified in its charter)

*And the Guarantors listed below

Republic of the Marshall Islands	4412	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Seaspan Corporation

Unit 2, 16/F., W668 Building

Nos. 668 Castle Peak Road

Cheung Sha Wan, Kowloon

Hong Kong, China

Telephone: (852) 3588-9400

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Puglisi & Associates

850 Library Avenue

Suite 204

Newark, Delaware 19711

Telephone: (302) 738-6680

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Malcolm Ross, Esq.

Jeffrey E. Cohen, Esq.

Yelena M. Barychev, Esq.

Blank Rome LLP

1271 Avenue of the Americas

New York, New York 10020

Telephone: (212) 885-5000

Approximate date of commencement of proposed sale to the public: Not applicable.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.

Emerging growth company  ☐

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

†	The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

Table of Additional Registrants

for Post-Effective Amendments No. 1

to Form F-4 Registration Statements

Nos. 333-231401 - 333-231401-15 and Nos. 333-225681 - 333-225681-14

Name of Additional Registrant*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Registration No(s).
Seaspan Holding 140 Ltd.	Republic of the Marshall Islands	N/A	333-231401-14; 333-225681-1

Seaspan 140 Ltd.	Republic of the Marshall Islands	N/A	333-231401-13; 333-225681-2

Seaspan (Asia) Corporation	Republic of the Marshall Islands	66-0753254	333-231401-12; 333-225681-3

Seaspan Containership 2180 Ltd.	Republic of the Marshall Islands	66-0756528	333-231401-11; 333-225681-4

Seaspan Containership 2181 Ltd.	Republic of the Marshall Islands	66-0753257	333-231401-10; 333-225681-5

Seaspan Holdco I Ltd.	Republic of the Marshall Islands	98-1333835	333-231401-9; 333-225681-6

Seaspan Holdco II Ltd.	Republic of the Marshall Islands	98-1333836	333-231401-8; 333-225681-7

Seaspan Holdco III Ltd.	Republic of the Marshall Islands	98-1360026	333-231401-7; 333-225681-8

Seaspan Holdco IV Ltd.	Republic of the Marshall Islands	98-1360028	333-231401-6; 333-225681-9

Seaspan Investment I Ltd.	Republic of the Marshall Islands	98-1461316	333-231401-5; 333-225681-10

Seaspan Capital Ltd.	British Columbia, Canada	N/A	333-231401-15; N/A

Seaspan Ship Management Ltd.	British Columbia, Canada	N/A	333-231401-4; 333-225681-11

Seaspan Crew Management Ltd.	Commonwealth of the Bahamas	N/A	333-231401-3; 333-225681-12

Seaspan Management Services Limited	Bermuda	N/A	333-231401-2; 333-225681-13

Seaspan Advisory Services Limited	Bermuda	N/A	333-231401-1; 333-225681-14

*

Registrants listed above are guarantors of the 2026 Notes (as defined below) and 2025 Notes (as defined below), as applicable. The address, including zip code, and telephone number, including area code, of the principal executive offices of each of Seaspan Holding 140 Ltd., Seaspan 140 Ltd., Seaspan (Asia) Corporation, Seaspan Containership 2180 Ltd., Seaspan Containership 2181 Ltd., Seaspan Holdco I Ltd., Seaspan Holdco II Ltd., Seaspan Holdco III Ltd., Seaspan Holdco IV Ltd. and Seaspan Investment I Ltd. is Trust Company Complex, Ajeltake Road, Ajeltake Island, PO Box 1405, Majuro, Marshall Islands MH 96960, Tel: (852) 2540-1686. The address, including zip code, and telephone number, including area code, of Seaspan Capital Ltd. and Seaspan Ship Management Ltd.’s principal executive offices is 2600-200 Granville Street, Vancouver, BC, Canada V6C 1S4, Tel: (604) 638-2575. The address, including zip code, and telephone number, including area code, of Seaspan Crew Management Ltd.’s principal executive offices is c/o H&J Corporate Services Ltd., Ocean Centre, East Bay Street, PO Box SS 19084, Nassau, Bahamas, Tel: (604) 638-2575. The address, including zip code, and telephone number, including area code, of the registered offices of each of Seaspan Management Services Limited and Seaspan Advisory Services Limited is c/o Conyers Dill & Pearman Limited, Clarendon House, 2 Church Street, PO Box HM 666, Hamilton HM CX, Bermuda, Tel: (852) 2540-1686.

DEREGISTRATION OF SECURITIES

These Post-Effective Amendments No. 1 (“Post-Effective Amendments”) relate to the following Registration Statements on Form F-4 (collectively, the “Registration Statements”) filed by Seaspan Corporation (“Seaspan”):

1.	Registration Statement (File Nos. 333-231401 - 333-231401-15) registering 5.50% Senior Notes due 2026 and related guarantees (“2026 Notes”); and

2.	Registration Statement (File Nos. 333-225681 333-225681-14) registering 5.50% Senior Notes due 2025 and related guarantees (“2025 Notes” and together with the 2026 Notes, the “Notes”).

Seaspan entered into an Agreement and Plan of Merger, dated as of November 20, 2019, as amended, with Atlas Corp., a wholly owned subsidiary of Seaspan (“Atlas”), and Seaspan Holdco V Ltd., a wholly owned subsidiary of Atlas, in order to implement a reorganization of Seaspan’s corporate structure into a holding company structure, pursuant to which Seaspan became a direct, wholly owned subsidiary of Atlas (the “Reorganization”) on February 27, 2020.

Seaspan intends to delist its outstanding Notes from the New York Stock Exchange and to deregister the Notes under the Securities Exchange Act of 1934, as amended, in connection with the Reorganization.

By filing these Post-Effective Amendments, Seaspan is seeking to terminate the effectiveness of the Registration Statements and remove from registration any and all securities registered but unsold under the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN CORPORATION

By:	/s/ Bing Chen
Name:	Bing Chen
Title:	President & Chief Executive Officer

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN HOLDING 140 LTD.

By:	/s/ Ryan Courson
Name: Ryan Courson
Title: Chief Financial Officer

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN 140 LTD.

By:	/s/ Ryan Courson
Name: Ryan Courson
Title: Chief Financial Officer

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN (ASIA) CORPORATION

By:	/s/ Ryan Courson
Name: Ryan Courson
Title: Chief Financial Officer

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN CONTAINERSHIP 2180 LTD.

By:	/s/ Ryan Courson
Name: Ryan Courson
Title: Chief Financial Officer

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN CONTAINERSHIP 2181 LTD.

By:	/s/ Ryan Courson
Name: Ryan Courson
Title: Chief Financial Officer

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN HOLDCO I LTD.

By:	/s/ Ryan Courson
Name: Ryan Courson
Title: Chief Financial Officer

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN HOLDCO II LTD.

By:	/s/ Ryan Courson
Name: Ryan Courson
Title: Chief Financial Officer

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN HOLDCO III LTD.

By:	/s/ Ryan Courson
Name: Ryan Courson
Title: Chief Financial Officer

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN HOLDCO IV LTD.

By:	/s/ Ryan Courson
Name: Ryan Courson
Title: Chief Financial Officer

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN INVESTMENT I LTD.

By:	/s/ Ryan Courson
Name: Ryan Courson
Title: Chief Financial Officer

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN CAPITAL LTD.

By:	/s/ Ryan Courson
Name: Ryan Courson
Title: Chief Financial Officer

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN SHIP MANAGEMENT LTD.

By:	/s/ Bing Chen
Name: Bing Chen
Title: Chief Executive Officer

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN CREW MANAGEMENT LTD.

By:	/s/ Ryan Courson
Name: Ryan Courson
Title: Chief Financial Officer

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN MANAGEMENT SERVICES LIMITED

By:	/s/ Bing Chen
Name: Bing Chen
Title: President

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused these Post-Effective Amendments No. 1 to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada on February 27, 2020.

SEASPAN ADVISORY SERVICES LIMITED

By:	/s/ Bing Chen
Name: Bing Chen
Title: President

Note: Pursuant to Rule 478 under the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments No. 1 to the Registration Statements.

AUTHORIZED REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of each of the registrants indicated below, has signed these Post-Effective Amendments No. 1 to the Registration Statements in the City of Newark, State of Delaware, on February 27, 2020.

PUGLISI & ASSOCIATES

By:	/s/ Donald J. Puglisi
Name: Donald J. Puglisi
Authorized Representative in the United States of

Seaspan Corporation

Seaspan Holding 140 Ltd.

Seaspan 140 Ltd.

Seaspan (Asia) Corporation

Seaspan Containership 2180 Ltd.

Seaspan Containership 2181 Ltd.

Seaspan Holdco I Ltd.

Seaspan Holdco II Ltd.

Seaspan Holdco III Ltd.

Seaspan Holdco IV Ltd.

Seaspan Investment I Ltd.

Seaspan Capital Limited

Seaspan Ship Management Ltd.

Seaspan Crew Management Ltd.

Seaspan Management Services Limited

Seaspan Advisory Services Limited